Exhibit 99.2


                         UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF COLORADO


In re:                                 )
                                       )        Case No. 02-28289 MER
IN STORE MEDIA SYSTEMS, INC.           )
EIN 84-1249735                         )        Chapter 11
                                       )
         Debtor.                       )
                                       )


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                     MOTION TO APPROVE SETTLEMENT AGREEMENT
                BETWEEN THE DEBTOR AND LET'S GO SHOPPING PARTIES

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      The Debtor, In Store Media Systems,  Inc., through its counsel,  Weinman &
Associates, P.C., requests that the Court enter an order approving the Settlement Agreement between the Debtor, on one hand, and Let's Go Shopping Holdings, Inc. ("LGS"), James B. McCreary, and James Babo, on the other hand, (collectively the "LGS Parties"). In support of this request, the Debtor states to the Court as follows:

      1. On November 12, 2002, the Debtor filed its voluntary petition seeking relief under Chapter 11 of the United States Bankruptcy Code (the "In Store Bankruptcy Proceeding"). On November 22, 2002, the Debtor filed an adversary proceeding against the LGS Parties (Adversary Proceeding No. 03-1293 ABC) (the "Adversary Proceeding"). The Debtor asserted in the Adversary Proceeding that the LGS Parties had misappropriated the Debtor's trade secrets, including, but not limited to, software referred to by the Debtor as its "Backend Financial System." The LGS Parties have disputed the Debtor's claims in the Adversary Proceeding and that matter is at issue.

      2. On November 13, 2003, the LGS Parties filed their Motion to Convert or Dismiss (the "Motion to Convert") and on December 9, 2003, the Debtor filed its objection to the Motion to Convert. Subsequently, on February 5, 2004, the Debtor filed its Motion for Order Suspending Proceedings pursuant to 11 U.S.C. ss. 305(a)(1), or In The Alternative, to Not Schedule Hearing on Let's Go Shopping, Inc. et al's Motion to Dismiss or Convert until After Resolution of an Adversary Proceeding (the "Motion to Suspend Proceedings"). On February 23, 2004, the LGS Parties filed their objection to the Motion to Suspend Proceedings. Both the Motion to Convert and the Motion to Suspend Proceedings are at issue before the Court.

      3. The LGS Parties have conducted discovery in conjunction with their Motion to Convert and both the Debtor and the LGS Parties have engaged in extensive discovery in the Adversary Proceeding.

      4. The parties have now agreed to settle their differences and resolve all disputes and claims between them in conjunction with all pending matters in the In Store Bankruptcy Proceeding, including the Motion to Convert, the Motion to Suspend Proceedings, and the Adversary Proceeding. A copy of the Settlement Agreement entered into by the parties is attached hereto as Exhibit A. The essential terms of the Settlement Agreement, which is subject to Bankruptcy Court approval, are as follows:

      a) LGS shall pay to the Debtor $10,000 in cash or certified funds on the Effective Date (the "Cash Payment") and execute a promissory note to the Debtor from LGS in the amount of $50,000 with a term of sixty (60) days after the Effective Date. If LGS does not make the $50,000 payment due under the Note within sixty (60) days of the Effective Date, the amount due under the Note will be doubled to $100,000, which will be immediately due and owing to the Debtor;

      b) The LGS Parties acknowledge that it is essential to the Debtor's decision to enter into the Settlement Agreement that the Debtor has the ability going forward to utilize what the Debtor refers to as the Back End Financial System. The Back End Financial System is a proprietary coupon settlement process developed by the Debtor and patented pursuant to a patent issued on December 24, 2002 under the name of Prompt Coupon Reimbursement After Coupon Redemption. The Back End Financial System includes a means to electronically capture and validate individual coupon redemptions at checkout lanes in individual stores, which data is then transmitted, stored and collated with similar data from other stores. The data is processed in a series of batch invoices and reports that enables the system operator to provide manufacturers with near-real time invoices for payment. The LGS Parties believe that the Debtor currently has copies of whatever information may comprise the Back End Financial System. The LGS Parties acknowledge the Debtor's intention to use the Back End Financial System, and LGS agrees to reasonably cooperate with the Debtor for a period of 90 days after the Effective Date of this Agreement regarding the Debtor's information on the Back End Financial System which it cannot now locate. Notwithstanding the preceding sentence, LGS does not agree to confer to the Debtor any interest in any LGS patents, software, business plans, processes, or licensed patents or software. The LGS Parties do not hereby make any opinion on the exclusiveness of any element of the Debtor's Back End Financial System or whether it is "proprietary" to the Debtor;

      c) Within ten (10) days of the Effective Date of the Settlement Agreement, but only if the LGS Parties have made a Cash Payment under the Settlement Payment, the Debtor shall file a motion to withdraw the Motion to Suspend Proceedings;

      d) Within ten (10) days of the Effective Date, the LGS Parties shall file a motion to withdraw their Motion to Convert;


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

      e) Within ten (10) days of the Effective Date, but only if the LGS Parties have made the Cash Payment under the Settlement Payment, the Debtor shall file a motion to dismiss the Adversary Proceeding; and

      f) Within ten (10) days of the Effective Date, the LGS Parties will assign all their claims and interests against the Debtor to the Debtor or its designee.


      5. The Court's authority to approve settlements is derived from Bankruptcy Rule 9019(a). Approval of a settlement is committed to the sound discretion of the Bankruptcy Court. Reiss v. Hagmann, 881 F.2d 890, 891-92 (10th Cir. 1989); In re Ocobock, 608 F.2d 1358, 1360 (10th Cir. 1979). Protective Committee for Independent Stockholders of TMT Trailer Ferry Inc. v. Anderson, 390 U.S. 414, 424-25 (1968). This standard requires that the Court consider whether the settlement is fair and equitable and in the best interest of the estate. See Kaiser Steel Corp. v. Frates (In re Kaiser Steel Corp.), 105 B.R. 971, 976-77 (Bankr. D.Colo. 1989). See also 10 Collier on Bankruptcy, P. 9019.02 at 9019-4 (15 rev. ed. 1996). However, the Court is not required to conduct a "mini-trial" to decide the questions of law or fact raised by the settlement. In re Carson, 82 B.R. 847, 853 (Bankr. S.D. Ohio 1987).

      6. The Settlement Agreement is the result of protracted negotiations between the parties and occurred after both sides had engaged in extensive discovery, including substantial document production and review, fact witness depositions, and written discovery, all of which allowed for an analysis of the claims asserted by the parties against each other.

      7. Based on the foregoing considerations, the Debtor believes that the Settlement Agreement is fair and equitable and in the best interests of creditors and parties-in-interest in this bankruptcy estate as the Settlement Agreement if approved would allow the Debtor: a) to proceed with the filing of a Plan of Reorganization, b) to avoid the risk, time, cost and expense of litigation and delay of possible appeals by either party after trial of the Adversary Proceeding, and c) it takes into consideration the ability to collect on any judgment should the Debtor prevail at trial of the Adversary Proceeding.

      8. As stated above, the settlement includes a transfer to the Debtor of any claims of the LGS Parties against the Debtor. Rule 3001(e) of the Federal Rules of Bankruptcy Procedure provides that when a claim has been transferred other than for a security after the filing of a proof of claim, evidence of the transfer shall be filed by the transferee and that the clerk shall immediately notify the alleged transferor by mail. Rule 3001(e) further provides that any objection to the transfer has to be made within 20 days of the date of the mailing of the notice from the clerk to the transferor. The Debtor requests that this Motion satisfy a) the Debtor's requirement to file evidence of the transfer of a claims of the LGS Parties to the Debtor and b) that this notice satisfy the Rule 3001(e) requirement of notice to the LGS Parties of the evidence of transfer.


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


      WHEREFORE, the Debtor requests that the Court enter an order approving the Settlement Agreement, after appropriate notice and opportunity of all parties to be heard on any objections to the Settlement Agreement.


      Dated this __ day of March, 2004.

                                        Respectfully Submitted,

                                        WEINMAN & ASSOCIATES, P.C.

                                        By: /s/
                                           -------------------------------------
                                              Jeffrey  A.  Weinman,  #7605
                                        730  17th Street, Suite 240
                                        Denver, Colorado 80202
                                        Phone: (303) 572-1010
                                        Facsimile:  (303) 572-1011



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


                             CERTIFICATE OF SERVICE

      I hereby certify that on this 29th day of March, 2004, a true and correct copy of the foregoing NOTICE PURSUANT TO LOCAL RULE 202 OF MOTION TO APPROVE SETTLEMENT AGREEMENT BETWEEN THE DEBTOR AND LET'S GO SHOPPING PARTIES and the accompanying MOTION TO APPROVE SETTLEMENT AGREEMENT BETWEEN THE DEBTOR AND LET'S GO SHOPPING PARTIES were deposited in the United States mail, postage prepaid, addressed to the names on the attached list.


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